Exhibit 32.1

Certification of Principal Executive Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of MAP Pharmaceuticals, Inc., a Delaware corporation (the Company), hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2009 (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ TIMOTHY S. NELSON
Timothy S. Nelson President, Chief Executive Officer and Director (Principal Executive Officer)

Dated: August 3, 2009

A signed original of this written statement required by Section 906 has been provided to MAP Pharmaceuticals, Inc. and will be retained by MAP Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Certification of Principal Financial Officer

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of MAP Pharmaceuticals, Inc., a Delaware corporation (the Company), hereby certifies, to his knowledge, that:

(i) the accompanying Quarterly Report on Form 10-Q of the Company for the period ended June 30, 2009 (the Report) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER Y. CHAI
Christopher Y. Chai
Chief Financial Officer
(Principal Financial Officer)

Dated: August 3, 2009

A signed original of this written statement required by Section 906 has been provided to MAP Pharmaceuticals, Inc. and will be retained by MAP Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.